Filed Pursuant to Rule 433
Registration No. 333-166938

AMERICAN BAR ASSOCIATION MEMBERS/NORTHERN TRUST COLLECTIVE TRUST

Free Writing Prospectus Dated March 10, 2011

Relating to Prospectus Dated July 1, 2010

The American Bar Association Members/Northern Trust Collective Trust (the “Collective Trust”) has filed a registration statement (including the prospectus dated July 1, 2010 and any supplements thereto) and related free writing prospectuses (collectively, the “Prospectus”) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the Prospectus in that registration statement and other documents the Collective Trust has filed with the SEC for more complete information about the Collective Trust and this offering. You may get these documents free of charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the Prospectus from the trustee of the Collective Trust by calling toll free (800) 348-2272 or at http://www.abaretirement.com/images/pdf/prospectus.pdf.

Release Date: 12-31-2010

Stable Asset Return Fund

Benchmark	Category
Blended Benchmark	Stable Value

Investment Information

Investment Strategy

Invests primarily in high quality fixed-income instruments and investment contracts issued by insurance companies, banks or other financial institutions with the objective of providing current income consistent with preserving principal and maintaining liquidity.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Total Fund Assets ($mil)	974.76
Subadvisor	Galliard Capital Management Inc.
PIMCO LLC (US)
Jennison Associates LLC

What do Stable Value Funds Invest in?

A stable value fund seeks to provide plan participants with preservation of capital, daily liquidity and current income at levels that are higher than those of money market funds. Stable value funds generally invest a majority of their assets in a diversified portfolio of high quality fixed income securities, as well as cash and money market instruments and guaranteed investment contracts issued by insurance companies (known as traditional GICs). Stable value funds generally also enter into “wrap contracts” (known as synthetic GICs) with banks and insurance companies, which are designed to insulate the portfolio from price volatility and permit book value treatment (principal plus accrued interest) for ordinary course plan participant transactions even if the underlying investments decline in value. Wrap contracts do not protect against losses resulting from defaulted or impaired securities or other non-qualifying withdrawals.

Notes

The Blended Benchmark consists of 70% Ryan Labs Three-Year GIC Index and 30% iMoney Fund Report Tier One Money Market Average. For purposes of calculating performance since inception, the inception date of the Benchmark is September 1, 1995. For a description of certain recent and expected changes to the Fund, please see the Prospectus and any supplements thereto. Effective December 8, 2010, State Street Global Advisors was terminated as an Investment Advisor to the Fund, and the Fund was redesigned as a multi-manager Fund with a new line-up of Investment Advisors. The Financial Strengths Ratings module is not populated because, at this time, the Fund does not invest in any “traditional” GICs (guaranteed investment contracts). Please also refer to the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-00	12-31-10
Fund	$14,081
Benchmark	$14,504

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
Not Available

Financial Strength Ratings as of 12-31-10

	Moody’s	S&P
N/A	—	—
N/A	—	—
N/A	—	—

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
1.58%	0.22%
(Aug ‘00 - Oct ‘00)	(Oct ‘10 - Dec ‘10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Bond Core Plus Fund

Benchmark	Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests in debt securities of varying maturities with the objective of achieving a competitive total return from current income and capital appreciation.

Fees and Expenses as of 12-31-10
Total Expense Ratio	1.04%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	PIMCO LLC (US)

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
7.89%	-6.56%
(Nov ‘08 - Jan ‘09)	(Aug ‘08 - Oct ‘08)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For purposes of calculating performance since inception, the inception date of the Benchmark is September 1, 1995. The total assets of this Fund includes the portion of the Balanced Fund invested therein. Please see the Fund Profile of the Balanced Fund for more information. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-00	12-31-10
Fund	$17,936
Benchmark	$17,633

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
FNMA 4% TBA	8.43
FNMA 4.5% 01-01-40	7.59
Fut 03-14-2011	7.33
Fut 03-14-2011	7.33
FHLMC 3.5% 11-01-40	5.28
Fhlmc Gold Single Family 3.5% 30 Years Settles	5.26
January
FNMA 4% TBA	5.23
US Treasury Bond 8.75% 08-15-20	3.85
US Treasury Note 3.375% 11-15-19	3.50
FNMA 4% 12-01-40	2.76

Total Number of Stock Holdings	0
Total Number of Bond Holdings	217
Total Fund Assets ($mil)	379.30

Morningstar Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	31.03	38.33
Non-U.S. Credit	9.09	9.63
Mortgage	36.81	29.91
U.S. Government	23.07	22.14

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Large Cap Equity Fund

Benchmark	Category
Russell 1000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of large capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. For this purpose, large capitalization companies are considered those with a market capitalization of greater than $1 billion.

Fees and Expenses as of 12-31-10
Total Expense Ratio	1.04%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-02-09
Trustee	Northern Trust Investments Inc.
Subadvisor	Columbus Circle Investors
C.S. McKee, LP
Delaware Investment Advisers
Jennison Associates LLC

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
15.20%	-11.88%
(Sep ‘10 - Nov ‘10)	(Apr ‘10 - Jun ‘10)

Notes

The total assets of this Fund includes the portion of the Balanced Fund invested therein. Please see the Fund Profile of the Balanced Fund for more information. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	12-31-10
Fund	$13,113
Benchmark	$13,280

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
ConocoPhillips	2.02
Chevron Corporation	2.00
Apple, Inc.	1.99
AT&T, Inc.	1.80
Marathon Oil Corporation	1.80
Apache Corporation	1.63
Baxter International Inc.	1.55
Intel Corporation	1.54
Bank of New York Mellon Corporation	1.52
Amazon.com, Inc.	1.50

Total Number of Stock Holdings	1110
Total Number of Bond Holdings	0
Total Fund Assets ($mil)	806.94

Morningstar Sectors as of 12-31-10	% Fund
Information	22.82
Software	4.34
Hardware	9.30
Media	2.01
Telecommunication	7.17
Service	39.03
Healthcare Service	14.26
Consumer Service	12.20
Business Service	1.25
Financial Service	11.32
Manufacturing	38.16
Consumer Goods	10.45
Industrial Materials	12.45
Energy	12.13
Utilities	3.13

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund's portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Small-Mid Cap Equity Fund

Benchmark	Category
Russell 2500 TR USD	Small Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of small and medium capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. For this purpose, small and medium capitalization companies are considered those with a market capitalization between $100 million and $20 billion.

Fees and Expenses as of 12-31-10
Total Expense Ratio	1.24%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	07-02-09
Trustee	Northern Trust Investments Inc.
Subadvisor	Frontier Capital Management, LLC
TCW Investment Management, Co.
Denver Investments
LSV Asset Management
Riverbridge Partners LLC
Systematic Financial Management L.P.
Allianz Global Investors Capital LLC

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
17.46%	-9.60%
(Sep ‘10 - Nov ‘10)	(Apr ‘10 - Jun ‘10)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	12-31-10
Fund	$14,062
Benchmark	$14,662

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
Belden, Inc.	0.65
Ameriprise Financial, Inc.	0.63
Cooper Companies	0.57
Endurance Specialty Holdings, Ltd.	0.55
Tupperware Brands Corporation	0.53
Resources Connection, Inc.	0.53
South Jersey Industries	0.51
Brandywine Realty Trust	0.51
CMS Energy Corporation	0.51
NiSource, Inc.	0.49

Total Number of Stock Holdings	788
Total Number of Bond Holdings	0
Total Fund Assets ($mil)	311.61

Morningstar Sectors as of 12-31-10	% Fund
Information	16.69
Software	6.03
Hardware	5.48
Media	1.84
Telecommunication	3.34
Service	48.16
Healthcare Service	10.93
Consumer Service	7.04
Business Service	10.09
Financial Service	20.10
Manufacturing	35.17
Consumer Goods	9.62
Industrial Materials	12.29
Energy	9.30
Utilities	3.96

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

International All Cap Equity Fund

Benchmark	Category
MSCI AC World Ex USA NR USD	World Stock

Investment Information

Investment Strategy

Invests primarily in equity securities of companies domiciled outside of the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world.

Fees and Expenses as of 12-31-10
Total Expense Ratio	1.25%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	Eagle Global Advisors
Altrinsic Global Advisors LLC
LSV Asset Management
First State Investments
Martin Currie Investment
Management Ltd.

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets.

Best 3 Month Return	Worst 3 Month Return
41.73%	-38.68%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. The Benchmark performance since inception is not available for this Fund. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending. Effective July 6, 2009, the Fund was redesigned as a multi-manager Fund with a new line-up of investment advisors.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-00	12-31-10
Fund	$11,893
Benchmark	$17,153

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
AngloGold Ashanti Limited	1.43
Novartis AG ADR	1.42
Total SA	1.27
Taiwan Semiconductor Manufacturing	1.24
Nestle SA	1.19
Royal Dutch Shell PLC B	1.14
Daily Emerging Mkts Index	1.04
Oil Search Limited	0.98
Samsung Fire & Marine Insurance Co Ltd	0.92
SABMiller PLC	0.90

Total Number of Stock Holdings	1210
Total Number of Bond Holdings	0
Total Fund Assets ($mil)	172.49

Morningstar World Regions as of 12-31-10	% Fund
Americas	6.86
North America	4.17
Latin America	2.69
Greater Europe	57.28
United Kingdom	16.75
Europe Developed	33.98
Europe Emerging	1.55
Africa/Middle East	5.00
Greater Asia	35.86
Japan	17.52
Australasia	4.04
Asia Developed	10.57
Asia Emerging	3.73

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Bond Index Fund

Benchmark	Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests in U.S. Government Obligations and U.S. dollar-denominated corporate debt securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities with the objective of replicating, after taking into account expenses, the total rate of return of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
3.75%	-1.46%
(Jun ‘10 - Aug ‘10)	(Oct ‘10 - Dec ‘10)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For purposes of calculating performance since inception, the inception date of the Benchmark is February 2, 2009. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	12-31-10
Fund	$11,250
Benchmark	$11,430

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
FNMA 4.5% 03-01-40	0.90
FHLMC 4.5% 02-01-40	0.60
GNMA 5% 09-15-39	0.53
US Treasury Note 3.625% 02-15-20	0.47
FNMA 5% 03-01-34	0.45
US Treasury Note 3.375% 11-15-19	0.44
US Treasury Note 3.5% 05-15-20	0.44
GNMA 4.5% 10-15-39	0.42
US Treasury Note 2.625% 08-15-20	0.42
FHLMC 4.5% 06-01-39	0.40

Total Number of Stock Holdings	0
Total Number of Bond Holdings	9309
Total Fund Assets ($mil)	55.99

Morningstar Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	18.29	37.75
Non-U.S. Credit	6.68	9.69
Mortgage	34.81	27.79
U.S. Government	40.23	24.77

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Large Cap Index Equity Fund

Benchmark	Category
S&P 500 TR	Large Blend

Investment Information

Investment Strategy

Invests in securities of U.S. companies included in the S&P 500 with the objective of replicating, after taking into account expenses, the total rate of return of the S&P 500.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	02-09-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
25.88%	-11.60%
(Mar ‘09 - May ‘09)	(Apr ‘10 - Jun ‘10)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	12-31-10
Fund	$17,518
Benchmark	$17,784

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
ExxonMobil Corporation	3.15
Apple, Inc.	2.53
Microsoft Corporation	1.80
General Electric Company	1.67
Chevron Corporation	1.57
International Business Machines Corp	1.56
Procter & Gamble Company	1.54
AT&T, Inc.	1.48
Johnson & Johnson	1.45
S+p 500 E Mini Index Futures Mar11 Xio 03-18-11	1.43

Total Number of Stock Holdings	500
Total Number of Bond Holdings	0
Total Fund Assets ($mil)	54.66

Morningstar Sectors as of 12-31-10	% Fund
Information	24.17
Software	4.55
Hardware	9.20
Media	3.22
Telecommunication	7.20
Service	38.99
Healthcare Service	11.02
Consumer Service	8.44
Service	3.16
Financial Service	16.37
Manufacturing	36.83
Consumer Goods	8.95
Industrial Materials	12.12
Energy	12.43
Utilities	3.33

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

All Cap Index Equity Fund

Benchmark	Category
Russell 3000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests in common stocks included in the Russell 3000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 3000 Index.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
26.33%	-31.41%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-00	12-31-10
Fund	$11,767
Benchmark	$12,380

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
ExxonMobil Corporation	2.51
Apple, Inc.	1.98
S+p 500 E Mini Index Futures Mar11 Xiom 03-18-11	1.86
Microsoft Corporation	1.44
General Electric Company	1.32
International Business Machines Corp	1.27
Procter & Gamble Company	1.25
Chevron Corporation	1.23
AT&T, Inc.	1.17
Johnson & Johnson	1.16

Total Number of Stock Holdings	2836
Total Number of Bond Holdings	1
Total Fund Assets ($mil)	293.65

Morningstar Sectors as of 12-31-10	% Fund
Information	23.28
Software	4.65
Hardware	8.89
Media	3.18
Telecommunication	6.56
Service	40.43
Healthcare Service	11.19
Consumer Service	8.45
Business Service	4.19
Financial Service	16.60
Manufacturing	36.29
Consumer Goods	8.70
Industrial Materials	12.68
Energy	11.55
Utilities	3.36

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Mid Cap Index Equity Fund

Benchmark	Category
S&P MidCap 400 TR	Mid-Cap Blend

Investment Information

Investment Strategy

Invests in securities of U.S. companies included in the S&P MidCap 400 with the objective of replicating, after taking into account expenses, the total rate of return of the S&P MidCap 400.

Fees and Expenses as of 12-31-10

Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return

29.61%

(Mar ’09 - May ’09)

Worst 3 Month Return

-9.77%

(Apr ’10 - Jun ’10)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	12-31-10
Fund	$20,549
Benchmark	$20,770

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
S+p Midcap 400 Emini Idx Ftrs Mar11 Xi 03-18-11	2.00
Edwards Lifesciences Corporation	0.80
Joy Global, Inc.	0.77
BorgWarner, Inc.	0.71
New York Community Bancorp, Inc.	0.71
Cimarex Energy Company	0.65
Bucyrus International, Inc. A	0.62
Cree, Inc.	0.62
Dollar Tree Stores, Inc.	0.61
Lubrizol Corporation	0.61

Total Number of Stock Holdings	400
Total Number of Bond Holdings	0
Total Fund Assets ($mil)	43.69

Morningstar Sectors as of 12-31-10	% Fund
Information	14.80
Software	4.86
Hardware	5.87
Media	0.93
Telecommunication	3.14
Service	47.47
Healthcare Service	10.39
Consumer Service	9.32
Business Service	8.19
Financial Service	19.57
Manufacturing	37.72
Consumer Goods	9.17
Industrial Materials	16.94
Energy	6.57
Utilities	5.04

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the "Program") (each, a "Fund" and collectively, the "Funds") are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Small Cap Index Equity Fund

Benchmark	Category
Russell 2000 TR USD	Small Blend

Investment Information

Investment Strategy

Invests in securities of U.S. companies included in the Russell 2000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 2000 Index.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return

32.83%

(Mar ’09 - May ’09)

Worst 3 Month Return

-10.12%

(Apr ’10 - Jun ’10)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	12-31-10
Fund	$20,888
Benchmark	$20,662

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
Russell 2000 Mini Index Ftrs Mar11 Icu 03-18-11	1.50
Riverbed Technology, Inc.	0.36
TIBCO Software, Inc.	0.27
VeriFone Systems Inc	0.27
Brigham Exploration Company	0.26
Deckers Outdoor Corporation	0.25
Nordson Corporation	0.25
Rackspace Hosting Inc	0.25
Baldor Electric Company	0.24
Sothebys A	0.24

Total Number of Stock Holdings	1973
Total Number of Bond Holdings	1
Total Fund Assets ($mil)	26.53

Morningstar Sectors as of 12-31-10	% Fund
Information	20.21
Software	6.75
Hardware	7.82
Media	1.43
Telecommunication	4.21
Service	48.97
Healthcare Service	11.29
Consumer Service	8.61
Business Service	8.96
Financial Service	20.11
Manufacturing	30.83
Consumer Goods	8.39
Industrial Materials	13.63
Energy	5.71
Utilities	3.10

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the "Program") (each, a "Fund" and collectively, the "Funds") are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

International Index Equity Fund

Benchmark	Category
MSCI AC World Ex USA NR USD	World Stock

Investment Information

Investment Strategy

Invests in securities of non-U.S. companies included in the Morgan Stanley Capital International All-Country World Ex-U.S. Index, which we refer to as the MSCI ACWI ex-US Index, with the objective of replicating, after taking into account expenses, the total rate of return of the MSCI ACWI ex-US Index.

Fees and Expenses as of 12-31-10

Total Expense Ratio	0.93%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	03-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return

27.11%

(Apr '09 - Jun '09)

Worst 3 Month Return

-12.62%

(Apr '10 - Jun '10)

Notes

The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 03-31-09	12-31-10
Fund	$17,193
Benchmark	$17,608

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
Nestle SA	1.16
HSBC Holdings PLC	1.05
BHP Billiton Limited ADR	0.89
TOPIX Index (Fut) 03-11-11	0.83
Vodafone Group PLC	0.80
BP Plc ADR	0.80
Novartis AG ADR	0.71
FTSE 100 Index (Fut) 03-18-11	0.69
Royal Dutch Shell PLC	0.69
Total SA	0.65

Total Number of Stock Holdings	2078
Total Number of Bond Holdings	0
Total Fund Assets ($mil)	42.92

Morningstar World Regions as of 12-31-10	% Fund
Americas	10.92
North America	10.78
Latin America	0.13
Greater Europe	57.65
United Kingdom	18.92
Europe Developed	37.56
Europe Emerging	0.00
Africa/Middle East	1.16
Greater Asia	31.44
Japan	19.29
Australasia	7.84
Asia Developed	3.97
Asia Emerging	0.33

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody's or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond's price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm's profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund's performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Real Asset Return Fund

Benchmark	Category
Blended Benchmark	Miscellaneous Sector

Investment Information

Investment Strategy

Invests in a diversified portfolio of primarily Treasury Inflation Protected Securities, or so-called TIPS, commodity futures and real estate investment trusts with the objective of achieving a total return in excess of inflation as measured by the Core Consumer Price Index (which excludes food and energy).

Fees and Expenses as of 12-31-10

Total Expense Ratio	0.86%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return

8.82%

(Feb ‘10 - Apr ‘10)

Worst 3 Month Return

-0.79%

(Apr ‘10 - Jun ‘10)

Notes

The Blended Benchmark includes some or all of the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, and the Barclays Capital U.S. Treasury Inflation Protected Securities Index. Please note: The Morningstar sector for financial service includes Real Estate Investment Trusts (REITs). REITs are included as U.S. Stocks under Portfolio Analysis. The Morningstar Style Box refers only to the portion of the Fund invested in REITs. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	12-31-10
Fund	$13,099
Benchmark	$13,211

Portfolio Analysis

Top 10 Holdings as of 12-31-10	% Assets
TIPS Index Series Fund - Cl A	44.71
REIT Index NL Series Fd - Cl A	29.90
Dow Jones AIG Commodity Index Class A	25.69

Total Number of Holdings	4
Total Fund Assets ($mil)	12.75

Morningstar Sectors as of 12-31-10	% Fund
Information	0.00
Software	0.00
Hardware	0.00
Media	0.00
Telecommunication	0.00
Service	100.00
Healthcare Service	0.00
Consumer Service	0.00
Business Service	0.00
Financial Service	100.00
Manufacturing	0.00
Consumer Goods	0.00
Industrial Materials	0.00
Energy	0.00
Utilities	0.00

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the "Program") (each, a "Fund" and collectively, the "Funds") are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund's performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund's portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund's category average since the Fund's inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund's inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund's inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund's hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund's benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund's investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond's duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund's risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund's performance is measured. A large capitalization U.S. stock fund's returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor's total return. The other primary source is income.

Composition: A portfolio's composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund's portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor's or Moody's (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor's or Moody's or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond's price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm's profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund's performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Lifetime Income Retirement Date Fund

Benchmark	Category
Blended Benchmark	Retirement Income

Investment Information

Investment Strategy

The Lifetime Income Retirement Date Fund currently invests in a combination of fixed income securities, U.S. stocks, non-U.S. stocks and global real estate securities, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Lifetime Income Retirement Date Fund is the most conservative strategy within the Retirement Date Funds. The Lifetime Income Retirement Date Fund is designed for investors who are past retirement age or otherwise are past initial withdrawal of substantial portions of their investments.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-09-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return

11.15%

(Mar ‘09 - May ‘09)

Worst 3 Month Return

-13.88%

(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital US High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is at 5 years after retirement on the Allocation of Stocks and Bonds graph shown above. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	12-31-10
Fund	$11,748
Benchmark	$12,354

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
US Short Term Govt/Credit Bond Index	25.00
S&P 500 Flagship NL Series Fd Cl A	21.80
Passive Bond Mkt Idx NL Series Fd - Cl A	20.00
TIPS Index Series Fund - Cl A	20.00
Tuckerman Global REIT NL Series Fund	5.00
Daily MSCI ACWI Ex-US NL Series Fd Cl A	4.00
S&P Midcap Idx NL Series Fd Cl A	2.50
Russell 2000 Index NL Series Fd Cl A	1.70

Total Number of Holdings	8
Total Fund Assets ($mil)	35.76

Morningstar Super Sectors as of 12-31-10	% Equities
Information	18.56
Service	48.86
Manufacturing	32.60

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	13.10	27.17
Non-U.S. Credit	4.95	10.10
Mortgage	10.55	18.78
U.S. Government	71.41	43.94

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the "Program") (each, a "Fund" and collectively, the "Funds") are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund's performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund's portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund's category average since the Fund's inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund's inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund's inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund's hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund's benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund's investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond's duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund's risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund's performance is measured. A large capitalization U.S. stock fund's returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor's total return. The other primary source is income.

Composition: A portfolio's composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund's portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor's or Moody's (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor's or Moody's or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond's price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm's profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund's performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund's investment goals, as further described in the Program's Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar's equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund's portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund's portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund's price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund's portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund's sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund's strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund's returns.

Top holdings: A Fund's top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund's returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund's level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund's total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund's risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The "Summary of Funds" chart contained in the Program Prospectus, for instance, provides additional information on a Fund's risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

2010 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2000-2010

Investment Information

Investment Strategy

The 2010 Retirement Date Fund currently invests in a combination of fixed income securities, U.S. stocks, non-U.S. stocks and global real estate securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2010 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2015, the year that is five years after the 2010 target retirement date. Over time, the equity allocation decreases and the fixed income allocations increase. By the year 2015, the 2010 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-08-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return

14.36%

(Mar ‘09 - May ‘09)

Worst 3 Month Return

-16.92%

(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital US High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 0 years until retirement on the Allocation of Stocks and Bonds graph shown above. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	12-31-10
Fund	$11,663
Benchmark	$12,163

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
S&P 500 Flagship NL Series Fd Cl A	27.80
Passive Bond Mkt Idx NL Series Fd- Cl A	17.50
TIPS Index Series Fund - Cl A	15.00
Long U.S. Gov’t Index Nl Srs Fd-Cl A	12.50
US Short Term Govt/Credit Bond Index	10.00
Daily MSCI ACWI Ex-US NL Series Fd Cl A	7.00
Tuckerman Global REIT NL Series Fund	5.00
S&P Midcap Idx NL Series Fd Cl A	3.10
Russell 2000 Index NL Series Fd Cl A	2.10

Total Number of Holdings	9
Total Fund Assets ($mil)	69.41

Morningstar Super Sectors as of 12-31-10		% Equities
Information		18.87
Service		46.93
Manufacturing		34.18

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	9.29	31.37
Non-U.S. Credit	3.52	10.83
Mortgage	10.89	18.31
U.S. Government	76.29	39.49

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

2020 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2016-2020

Investment Information

Investment Strategy

The 2020 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2020 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2025, the year that is five years after the 2020 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2025, the 2020 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-02-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
20.39%	-23.05%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital US High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 10 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	12-31-10
Fund	$11,455
Benchmark	$11,946

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
S&P 500 Flagship NL Series Fd Cl A	40.60
Long U.S. Gov’t Index Nl Srs Fd-Cl A	20.00
Daily MSCI ACWI Ex-US NL Series Fd Cl A	16.00
S&P Midcap Idx NL Series Fd Cl A	6.25
Russell 2000 Index NL Series Fd Cl A	4.65
Passive Bond Mkt Idx NL Series Fd - Cl A	4.00
TIPS Index Series Fund - Cl A	4.00
US Short Term Govt/Credit Bond Index	4.00
Tuckerman Global REIT NL Series Fund	0.50

Total Number of Holdings	9
Total Fund Assets ($mil)	135.24

Morningstar Super Sectors as of 12-31-10	% Equities
Information	20.18
Service	40.95
Manufacturing	38.87

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	4.68	31.37
Non-U.S. Credit	1.90	11.30
Mortgage	4.26	21.91
U.S. Government	89.15	35.42

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

2030 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2026-2030

Investment Information

Investment Strategy

The 2030 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2030 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2035, the year that is five years after the 2030 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2035, the 2030 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	08-02-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
24.51%	-27.38%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital US High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 20 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	12-31-10
Fund	$11,199
Benchmark	$11,946

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
S&P 500 Flagship NL Series Fd Cl A	45.00
Daily MSCI ACWI Ex-US NL Series Fd Cl A	21.00
Long U.S. Gov’t Index Nl Srs Fd-Cl A	18.00
Russell 2000 Index NL Series Fd Cl A	8.00
S&P Midcap Idx NL Series Fd Cl A	8.00

Total Number of Holdings	5
Total Fund Assets ($mil)	108.42

Morningstar Super Sectors as of 12-31-10	% Equities
Information	20.07
Service	41.05
Manufacturing	38.86

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	0.00	34.95
Non-U.S. Credit	0.22	11.96
Mortgage	0.00	18.55
U.S. Government	99.79	34.53

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

2040 Retirement Date Fund

Benchmark	Category
Blended Benchmark	Target Date 2036-2040

Investment Information

Investment Strategy

The 2040 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks and fixed income securities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as annually, the 2040 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2045, the year that is five years after the 2040 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2045, the 2040 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, comparable to that of the Lifetime Income Retirement Date Fund.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.92%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	08-03-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions.

Best 3 Month Return	Worst 3 Month Return
26.86%	-29.52%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital US High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is 8/1/06. This Fund’s asset allocation is approximately at 30 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	12-31-10
Fund	$11,182
Benchmark	$11,729

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
S&P 500 Flagship NL Series Fd Cl A	45.00
Daily MSCI ACWI Ex-US NL Series Fd Cl A	25.00
Long U.S. Gov’t Index Nl Srs Fd-Cl A	10.00
Russell 2000 Index NL Series Fd Cl A	10.00
S&P Midcap Idx NL Series Fd Cl A	10.00

Total Number of Holdings	5
Total Fund Assets ($mil)	65.90

Morningstar Super Sectors as of 12-31-10		% Equities
Information		19.62
Service		41.34
Manufacturing		39.03

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	0.00	36.89
Non-U.S. Credit	0.22	11.52
Mortgage	0.00	17.20
U.S. Government	99.79	34.39

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Conservative Risk Fund

Benchmark	Category
Blended Benchmark	Conservative Allocation

Investment Information

Investment Strategy

The Conservative Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Conservative Risk Fund is the most conservative strategy among the Target Risk Funds. The Conservative Risk Fund is designed for investors who prefer lower volatility of returns and higher expected income.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
5.04%	-0.88%
(Jul ‘10 - Sep ‘10)	(Apr ‘10 - Jun ‘10)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	12-31-10
Fund	$11,575
Benchmark	$11,712

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
Passive Bond Mkt Idx NL Series Fd - Cl A	53.97
Russell 3000 Index NL Series Fd Cl A	18.38
TIPS Index Series Fund - Cl A	9.73
Tuckerman Global REIT NL Series Fund	6.18
Daily Eafe Index NL Series Fund - Cl A	5.85

Total Number of Holdings	6
Total Fund Assets ($mil)	16.25

Morningstar Super Sectors as of 12-31-10	% Equities
Information	16.28
Service	52.32
Manufacturing	31.40

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	15.42	43.82
Non-U.S. Credit	5.63	9.24
Mortgage	29.35	19.83
U.S. Government	49.59	27.11

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Moderate Risk Fund

Benchmark	Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Moderate Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds or cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Moderate Risk Fund is designed for investors who seek a combination of capital appreciation and income. This Fund is expected to have higher volatility of returns than the Conservative Risk Fund but less than the Aggressive Risk Fund.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.84%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management
Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
8.24%	-5.07%
(Jul ‘10 - Sep ‘10)	(Apr ‘10 - Jun ‘10)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	12-31-10
Fund	$12,273
Benchmark	$12,447

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
Russell 3000 Index NL Series Fd Cl A	37.71
Passive Bond Mkt Idx NL Series Fd - Cl A	32.58
Daily MSCI ACWI Ex-US NL Series Fd Cl A	14.49
Tuckerman Global REIT NL Series Fund	6.05
TIPS Index Series Fund - Cl A	4.63
Dow Jones AIG Commodity Index Class A	1.64

Total Number of Holdings	8
Total Fund Assets ($mil)	32.14

Morningstar Super Sectors as of 12-31-10	% Equities
Information	18.24
Service	46.84
Manufacturing	34.92

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	15.95	40.30
Non-U.S. Credit	5.81	8.83
Mortgage	30.36	22.08
U.S. Government	47.87	28.79

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Aggressive Risk Fund

Benchmark	Category
Blended Benchmark	Aggressive Allocation

Investment Information

Investment Strategy

The Aggressive Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds or cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Aggressive Risk Fund is designed for investors who want to maximize growth and capital appreciation. This Fund is expected to have the highest volatility of returns among the Target Risk Funds.

Fees and Expenses as of 12-31-10
Total Expense Ratio	0.85%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
27.28%	-21.20%
(Mar ‘10 - May ‘10)	(Dec ‘09 - Feb ‘10)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. There may be immaterial differences in annualized returns reported in this Morningstar Investment Profile from those reported by the ABA Retirement Funds due to the use of slightly differing day-count methodologies. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	12-31-10
Fund	$12,892
Benchmark	$13,055

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
Russell 3000 Index NL Series Fd Cl A	56.65
Daily MSCI ACWI Ex-US NL Series Fd Cl A	22.86
Passive Bond Mkt Idx NL Series Fd - Cl A	13.52
Tuckerman Global REIT NL Series Fund	6.07
Dow Jones AIG Commodity Index Class A	3.21

Total Number of Holdings	6
Total Fund Assets ($mil)	12.40

Morningstar Super Sectors as of 12-31-10	% Equities
Information	18.84
Service	44.78
Manufacturing	36.37

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	18.29	51.52
Non-U.S. Credit	6.68	11.94
Mortgage	34.81	15.25
U.S. Government	40.23	21.29

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest- rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund's sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund's strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund's returns.

Top holdings: A Fund's top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund's returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund's level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3

Release Date: 12-31-2010

Balanced Fund

Benchmark	Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Balanced Fund’s investment objective is to achieve both current income and capital appreciation. The Balanced Fund normally maintains between 40% and 70% of its total assets in publicly traded common stocks and other equity-type securities (including convertible securities) and between 30% and 60% of its total assets in medium- to long-term nonconvertible debt securities with varying maturities (including bonds, notes, debentures, equipment trust certificates, asset-backed securities and mortgage-related securities) and money market instruments. The Balanced Fund varies the portion of its assets invested in equity securities, debt securities and money market instruments to achieve the Fund’s investment objective based upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

Fees and Expenses as of 12-31-10
Total Expense Ratio	1.04%
Sales Charge	0.00%
12b-1 Fee	0.00%

Operations and Management

Fund Inception Date	01-02-92
Trustee	Northern Trust Investments Inc.
Subadvisor	Columbus Circle Investors
C.S. McKee, LP
Delaware Investment Advisers
PIMCO LLC (US)
Jennison Associates LLC

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments.

Best 3 Month Return	Worst 3 Month Return
15.66%	-20.46%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

Units in the Balanced Fund are no longer offered, although assets in the Fund will remain so invested until they are transferred to another investment option. The Balanced Fund achieves its investment objective by investing in equity securities through the Large Cap Equity Fund and in debt securities and money market instruments through the Bond Core Plus Fund. Please refer to the Fund Profiles for these Funds for more detailed information. The Blended Benchmark is a blend of 60% Russell 1000 Index and 40% Barclays Capital U.S. Aggregate Bond Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-00	12-31-10
Fund	$14,439
Benchmark	$14,514

Portfolio Analysis

Top Holdings as of 12-31-10	% Assets
Fnma Single Family Mortgage 4.5% 30 Years Settles October	5.51
Fnma Single Family Mortgage 5.5% 30 Years Settles October	4.17
Fnma Single Family Mortgage 4% 30 Years Settles December	1.70
US Treasury Bond 8.75% 08-15-20	1.49
US Treasury Note 3.375% 11-15-19	1.39
ConocoPhillips	1.23
Chevron Corporation	1.21
Apple, Inc.	1.21
Fnma Pool #999999 4% 11-15-2039 Beo	1.11
AT&T, Inc.	1.10

Total Number of Stock Holdings	1110
Total Number of Bond Holdings	217
Total Fund Assets ($mil)	270.79

Morningstar Super Sectors as of 12-31-10		% Equities
Information		22.46
Service		40.31
Manufacturing		37.24

Morningstar F-I Sectors as of 12-31-10	% Fund	% Category
U.S. Credit	63.65	40.30
Non-U.S. Credit	5.01	8.83
Mortgage	4.91	22.08
U.S. Government	26.43	28.79

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 1 of 3

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the “Program”) (each, a “Fund” and collectively, the “Funds”) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of the Fund’s category average since the Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Performance

Morningstar calculates best and worst 3-month return (in percentage terms) of each Fund on a monthly basis.

Best 3-Month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

Worst 3-month Return: The lowest total return the Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception date.

The past performance of a Fund is no guarantee of future performance.

Hypothetical Growth of $10,000

Hypothetical Growth of $10,000 shows a Fund’s hypothetical performance based on how $10,000 invested in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box provides information relevant to a

Fund’s investment strategy. For equity Funds and fixed-income Funds, respectively, the vertical axis shows the average market capitalization of the stocks owned (large capitalization, medium capitalization or small capitalization) or the average credit quality of the fixed-income securities owned (high, medium or low). The horizontal axis shows the investment style (value, blend or growth) of equity Funds or interest rate sensitivity as measured by a bond’s duration (limited, moderate or extensive) for fixed-income Funds. Duration is a measure of interest-rate sensitivity - the longer the duration of a fixed-income security, the more sensitive the value of the security is to shifts in interest rates. The information presented in each Style Box is qualified by the information set forth in the Program Prospectus. Please refer to the strategy, investment guidelines and restrictions and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on total assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on asset levels of the Funds or the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, N.A., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for complete information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

Glossary of Terms

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with those of the S&P 500 index.

Capital appreciation: An increase in the price of a security.

This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart is used to help you see how much of your investment consists of stocks, bonds, or cash, as well as foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder receives for holding a bond.

Credit analysis: For fixed-income Funds, credit analysis assesses the quality of the domestic U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major rating agencies). At the top of the ratings are AAA bonds. Bonds within a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and are more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a corporation and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a firm’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values of the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, it refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of an index. However, it is not possible to invest directly in an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 3

Disclosure

for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. equity securities in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Stocks below the largest 5,000 are also classified as Micro.

The average market capitalization of securities in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box for each equity Fund.

Market risk: The risk posed by general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which the bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of the Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Financial Service in the Morningstar Sectors module.

Sector weightings: Morningstar determines the respective percentages of each Fund that are allocated to each of the 12 major industrial sectors, which are listed on the Fund Profile page in order from those perceived to be most risky (information technology) to least risky (utilities). For U.S. equity Funds, sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by the S&P 500 index) then the Fund is likely following a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative issues, the performance of which is derived from that of debt or equity securities.

Standard Deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s total assets to favored securities, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to favored securities. The total weighting of the top five holdings is also a measure of a Fund’s risk tolerance. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Program as of the release date of the Fund Profile and utilizing fee rates in effect as of such release date. All performance is reported net of these charges. The asset-based fees charged against the Funds accrue daily and vary in amount to some degree depending on the total assets of the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total return: The combined performance of a Fund, including distributed and undistributed capital gains or losses, capital appreciation or loss, and ordinary income.

Volatility Analysis: The Volatility Analysis graph shows where a Fund ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The “Summary of Funds” chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wide range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to undergo larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the percentage of assets an international Fund has invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C10-1004-050 (10/10)

©2011 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 3 of 3